EXHIBIT 10.54
                      SECOND AMENDMENT TO THE UCAR CARBON
                            EQUALIZATION BENEFIT PLAN



                  In accordance with Article VI, Section 2 of the UCAR Carbon

Equalization Benefit Plan (the "Plan"), the Plan is hereby amended as follows:

                  1.  The GENERAL section of the Plan is amended to add the

following new paragraph immediately before the last paragraph thereof:

                      "This Plan shall also apply to any participants in the Corporation's Selective Severance Program ("SSP") if such participant is otherwise entitled to a benefit under this Plan."

                  2. A new Section 2 shall be added to Article I of the Plan to read as follows:

                      "SECTION 2. An individual shall also be a Participant in this Plan if he or she is a participant in the SSP and is entitled to a benefit under this Plan pursuant to Section 1 above."

                  3.  A new Article VIA is added to the Plan to read as follows:

                                  "ARTICLE VIA

                           SELECTIVE SEVERANCE PROGRAM

                  SECTION 1. This Article VIA shall apply to participants in the SSP.


                  SECTION 2. The following terms shall have the designated meanings for purposes of this Article VIA:

                     (i) "SP" or "SUPPLEMENTAL PENSION" is the amount a Participant's supplemental pension benefit under the SSP, and shall mean the amount determined as the sum of A, B and C, where:

                           A=   1.8% of average monthly Compensation,
                           B=   .9% of average monthly Compensation if the
                                Participant has five or more Years of Credited
                                Service, and 0 if the Participant has fewer than five Years of Credited Service, and

                           C=   one-third of 1% of average monthly
                                Compensation times the Participant's number of whole Years of Credited Service in excess of ten.

                           Average monthly Compensation and Years of Credited Service for purposes of the foregoing formula shall have the same meanings as set forth in Section 5.8 of the Retirement Plan, determined without regard to the limitations of Code Section 401(a)(17). The benefit determined under the foregoing formula is defined to be a fifteen-year certain benefit.

                     (ii) "FSP" or "FORMER SEVERANCE PLAN BENEFIT" shall mean the applicable benefit amount calculated under the Corporation's Selective Severance Program as in effect prior to January 1, 2001.

                     (iii) "FSP" or "QUALIFIED SUPPLEMENTAL PENSION" shall mean the amount of a Participant's Supplemental Pension, if any, payable under the Retirement Plan after the limitations of Code Section 415 and Code Section 401(a)(17) have been applied.


                  SECTION 3. The provisions of this Section 3 shall apply if the actuarial equivalent lump sum value of a Participant's QSP is greater than his or her FSP.

                     (a) For Participants subject to this Section 3, the excess of the actuarial equivalent lump sum value of the Participant's QSP amount over his or her FSP amount is referred to as the "Benefit Reduction Amount" when expressed as an actuarial equivalent life annuity.

                     (b) A Participant's Benefit Reduction Amount shall be used first to offset the amount of the Participant's benefit, if any, under the Enhanced Retirement Income Plan. If the Participant has no Enhanced Retirement Income Plan benefit or the Participant's Benefit Reduction Amount has reduced the Participant's Enhanced Retirement Income Plan benefit to zero, but there is still a remaining Benefit Reduction Amount, then the remaining Benefit Reduction Amount shall be used to offset the amount of the Participant's benefit, if any, under this Plan, except that the Participant's benefit under this Plan shall not be reduced to below 0."

                  4.  The provisions of this Second Amendment shall be effective as of January 1, 2001.

                                        UCAR CARBON COMPANY INC.



                                        By: /s/ John Arnold
                                            ------------------------------------